UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): May 4, 2004


                                CADUS CORPORATION

             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-28674                13-366091

(State or other jurisdiction of  (Commission File Number)   (I.R.S. employer
incorporation or organization)                            identification number)


767 Fifth Avenue                                               10153
New York, New York
                                                             (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 702-4367

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On May 4, 2004, the Board of Directors of Cadus Corporation (the "Company") engaged Grant Thornton LLP as the Company's new independent accountants to replace KPMG LLP. The Board of Directors decided to solicit proposals from independent accounting firms during March 2004. After receiving these proposals and considering a variety of factors, the Board of Directors voted to engage Grant Thornton LLP as the Company's new independent accountants and to dismiss KPMG LLP effective upon the engagement of Grant Thornton.

The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 through May 4, 2004, the Company did not have any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2002. During the period of time from January 1, 2002 through May 4, 2004, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the "Commission").

The Company  provided KPMG LLP with a copy of the  disclosures to be included in
Item 4 of this Form 8-K and requested that KPMG LLP furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made in Item 4 of this Form 8-K. Attached as Exhibit 16.1 is a copy of the letter from KPMG LLP to the Commission, dated May 11, 2004.

During the fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 through May 4, 2004, the Company did not consult with Grant Thornton LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

        16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated May 11, 2004 regarding change in certifying accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May 11, 2004


                                CADUS CORPORATION


                                By:  /s/ Jack G. Wasserman
                                   -----------------------
                                     Jack G. Wasserman, Director